SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934



Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Proxy Statement


                         CHARTWELL INTERNATIONAL, INC.
                         -----------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and O-11.

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously paid:
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    2) Form Schedule or Registration Statement No.:
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    3) Filing Party:
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    4) Date Filed:
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                          Chartwell International, Inc.
                            333 SOUTH ALLISON PARKWAY
                                    SUITE 100
                            LAKEWOOD, COLORADO 80226
                                 (303) 804-0100

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This Information Statement is being mailed or otherwise furnished to shareholders of Chartwell International, Inc., a Nevada corporation (the "Company"), on or about December __, 2002, in connection with a certain shareholder action taken by written consent of the holders of a majority of our outstanding shares entitled to vote at a meeting of shareholders to approve an amendment to our Articles of Incorporation, as amended, substantially in the form attached as Exhibit "A" to this Information Statement (the "Amendment"). The purpose of the Amendment is to effect a reverse split (the "Reverse Stock Split") of our Common Stock, $.001 par value per share (the "Common Stock") pursuant to which each ten (10) shares of our Common Stock issued and outstanding as of the record date of the Reverse Stock Split will be combined and consolidated into one (1) share of Common Stock immediately following the Reverse Stock Split, as well as to increase the number of shares of our Common Stock and Preferred Stock authorized for issuance upon effectiveness of the Reverse Stock Split.

     Our Board of Directors approved the Amendment on October 21, 2002, and recommended that the Amendment be approved by our shareholders. The Amendment requires the approval of holders of a majority of the shares entitled to vote at a shareholder meeting. Under Nevada law, we are permitted to obtain approval of the Amendment by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve the Amendment at a meeting at which all shares entitled to vote thereon were present and voted. On December 2, 2002, holders of a majority of the voting capital stock acted by written consent to approve the Amendment.

     We have elected not to call a special meeting of our shareholders in order to eliminate the costs of and time involved in holding a special meeting. Our management has concluded that it is in the best interests of our Company to address this matter in the manner stated herein.

     Shareholders of record at the close of business on December 2, 2002, (the "Record Date"), are entitled to receive this Information Statement. As the Amendment has been duly approved by shareholders holding a majority of our voting capital stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

     The Amendment will become effective when filed with the Secretary of State of the State of Nevada. We anticipate that the filing of the Amendment will occur after dissemination of this Information Statement to our shareholders, which is expected to occur on or about December , 2002.

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our voting capital stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

            The date of this Information Statement is December , 2002

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                     AMENDMENT TO ARTICLES OF INCORPORATION,
              AS AMENDED, TO EFFECT A 10 FOR 1 REVERSE STOCK SPLIT

     On October 21, 2002, our Board of Directors voted to authorize and recommend that our shareholders approve the Amendment and effect the Reverse Stock Split. Also on December 2, 2002, shareholders representing a majority of our voting capital stock outstanding consented in writing to the Amendment. The terms of the Reverse Stock Split provide for each ten (10) of the outstanding shares of our Common Stock on the date of the Reverse Stock Split (the "Old Shares") will be automatically converted into one (1) share of our Common Stock (the "New Shares"), thereby reducing the number of shares of our Common Stock issued and outstanding. The Amendment will not change the par value designation of our Common Stock. It will increase the number of shares of our Common and Preferred Stock which are authorized for issuance.

     The Reverse Stock Split will become effective upon filing of the Amendment with the Secretary of State of the State of Nevada, but our Board of Directors reserves the right to not make such filing if it deems it appropriate not to do so.

PURPOSE AND EFFECT OF THE AMENDMENT

     After discussions with some of our shareholders, as well as discussions with investment bankers who have worked with our Company, our Board of Directors believes that the number of issued and outstanding shares of our Common and Convertible Preferred Stock is disproportionate to our current balance sheet. In addition, because of the current low price of our Common Stock, our credibility as a viable business enterprise is negatively impacted. In this regard, certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced securities. However, certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. As of the date of this Information Statement, our Common Stock falls within the definition of a "penny stock" set forth in Rule 15g-9 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is doubtful that the price of our Common Stock will increase as a result of the Reverse Stock Split so as to allow the brokerage community to eliminate the classification of our Common Stock as a "penny stock", which means that broker-dealers will continue to be required to implement additional sales practices required in connection with the sale of our securities. For example, broker-dealers must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to a sale of penny stock. Also, a disclosure schedule must be prepared before any transaction involving a penny stock, and disclosure is required about (1) sales commissions payable to both the broker-dealer and the registered representative; and (2) current quotations for the securities.

Monthly statements are also required to be sent disclosing recent price information for the penny stock. Because of these additional obligations, some brokers will not effect transactions in penny stocks.

     Because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase our Common Stock at its current price levels.

     Our Board of Directors believes that some potential executives and other employees are less likely to consider working for a company with a low stock price, regardless of the size of the company's market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock (of which there can be no assurance), our Board of Directors believes this increase could enhance our Company's ability to attract and retain key executives and other employees. The reduction in the number of outstanding shares is expected to increase the bid price of our Common Stock, although there can be no assurance that the price will increase in inverse proportion to the ratio of the Reverse Stock Split ratio.

     If our Common Stock price increases in the future and various aspects of our business plan are successfully implemented, which results in an increase of our revenue base, we may in the future attempt to cause our Common Stock to become listed on a national exchange. These national exchanges have minimum listing and maintenance requirements. By undertaking the Reverse Stock Split, we believe that our opportunity to have our Common Stock listed on such a national stock exchange will be enhanced. However, there can be no assurances that our revenue base will increase, or that we will cause an application to be filed to list our Common Stock for trading on any national exchange, or if we do so, that our application will be accepted, despite the Reverse Stock Split. The market price of our Common Stock is also based on factors which may be unrelated to the number of shares outstanding. These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control.

     For these reasons our Board of Directors has chosen to adopt and recommend the Reverse Stock Split.

     The Reverse Stock Split will affect all of our shareholders uniformly. We will not issue fractional shares to those shareholders whose holdings are not divisible by 10, but will round off any fractional result to the next higher number. After the Effective Date of the Reverse Stock Split, each stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the Effective Date. The number of shares of our Common Stock that may be purchased upon the exercise of outstanding options or conversion of outstanding Convertible Preferred Stock and the per share exercise or conversion prices thereof, will be adjusted appropriately to give effect to the Reverse Stock Split as of the Effective Date.

     The liquidity of our Common Stock may be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. In addition, the split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

     The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the exchange ratio for the Reverse Stock Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total stockholders' equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

     The Amendment reduces the number of shares of authorized Common Stock from 90 million to 50 million. However, as a result of the Reverse Stock Split, the Company will have an increased number of authorized but unissued shares of our Common Stock available. The Board of Directors has determined that the availability of additional authorized but unissued shares may be beneficial to our Company in the future. The availability of additional authorized shares will allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the stockholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares.

     In addition, because the Reverse Stock Split will result in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being proposed by the Board for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote. Such uses of our Common Stock could render more difficult, or discourage, an attempt to acquire control of our Company if such transactions were opposed by the Board.

     The Reverse Stock Split and the other terms of the Amendment will have the following effects upon our Common Stock:

     -> The number of shares owned by each holder of Common Stock will be reduced by the ratio of ten (10) to one (1), reducing the number of shares of our Common Stock outstanding from 71,439,179 shares, to approximately 7,143,918 shares;

     -> The number of shares of Common Stock we are authorized to issue will be reduced to 50,000,000 shares;

     ->   The par value of our Common Stock will remain the same; and

     -> Our Board of Directors will take appropriate action to adjust proportionately the number of shares of our Common Stock issuable upon exercise of outstanding options and conversion of outstanding Preferred Stock and to adjust the related exercise prices of our outstanding options, as a result of which the number of shares of our Common Stock issuable upon the exercise of outstanding options will be reduced from 24,527,790 shares to approximately 2,452,779 shares, the applicable exercise price range will increase from between $0.02 through $0.05 per option, to between $0.20 through $0.50 per option. Shares of our Common Stock underlying the three Series of Convertible Preferred Stock will be reduced from 1,706,120 shares, to 170,612 shares.

     The New Shares will be fully paid and non-assessable. The Amendment will not change any of the other the terms of our Common Stock. The New Shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Old Shares. Each shareholder's percentage ownership of the New Shares will not be altered.

     Because the reduction of our authorized common stock from 90 million to 50 million is a smaller ratio of that of the Reverse Stock Split, the overall effect will be an increase in authorized but unissued shares of our Common Stock as a result of the Reverse Stock Split. Additionally, the Amendment authorizes an additional 15,000,000 shares of Preferred Stock than currently are authorized. These shares may be issued by our Board of Directors in its sole discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our Common and/or Convertible Preferred Stock.

     We have no present intention of seeking to terminate our registration and our reporting requirements under the Exchange Act.

MANNER OF EFFECTING THE REVERSE STOCK SPLIT

     The Reverse Stock Split will be effected by the filing of a Certificate of Amendment to our Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. The Reverse Stock Split will become effective on the date of filing the Certificate of Amendment unless we specify otherwise (the "Effective Date"). As soon as practicable after the Effective Date, our transfer agent, OTR, Inc., will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificates representing the Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the Old Shares, a shareholder will be entitled to receive a certificate representing the number of the New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. Shareholders should not submit any certificates until requested to do so. No new certificate will be issued to a shareholder until such shareholder has surrendered his outstanding certificates, together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the Old Shares will be deemed for all corporate purposes after the Effective Date to evidence ownership of the New Shares in the appropriately reduced number.

NO RIGHTS OF APPRAISAL

     Under the laws of the State of Nevada, shareholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide shareholders with any such right.

VOTE REQUIRED

     The Amendment requires the approval of the holders of a majority of the shares entitled to vote at a shareholder meeting on the Record Date of December 2, 2002. Holders of our Common Stock and Preferred Stock are entitled to one vote per share on all matters submitted to a vote. There were 71,439,179 shares of our Common Stock and, in the aggregate, 680,612 shares of Preferred Stock outstanding as of the Record Date. On that date, shareholders representing 37,590,740 shares (52.1%) entitled to vote at a meeting, which is a majority of the shares outstanding, consented in writing to the Amendment.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of certain material federal income tax consequences of the Reverse Stock Split, and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.

     EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

     No gain or loss should be recognized by a shareholder of our Company upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Stock Split.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of our Company's Common Stock as of December 2, 2002, the Record Date of our Reverse Stock Split, by (i) each person known to the Company to own beneficially more than 5% of our Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group. This information is exhibited on a pre-reverse split basis. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.



        Name and Address of           Number of Shares of Common      Percent of
          Beneficial Owner             Stock Beneficially Owned       Ownership
          ----------------             ------------------------       ---------

Janice A. Jones, Ph.D.  (1) (2)             61,577,530    (3)            64.4%
333 South Allison Parkway, Suite 100
Lakewood, CO  80226

        Name and Address of           Number of Shares of Common      Percent of
          Beneficial Owner             Stock Beneficially Owned       Ownership
          ----------------             ------------------------       ---------

John J. Grace  (2)                          61,577,530    (4)            64.4%
333 South Allison Parkway, Suite 100
Lakewood, CO  80226

Justin Mao Jones Trust                       4,001,000    (5)             5.6%
c/o Janice A. Jones
333 South Allison Parkway, Suite 100
Lakewood, CO  80226

Jennifer Mao Jones Trust                     4,000,000    (5)             5.6%
c/o Janice A. Jones
333 South Allison Parkway, Suite 100
Lakewood, CO  80226

William R. Willard  (1)                        260,000                     *
1370 Emerald Street
San Diego, CA  92109

Alice M. Gluckman  (1)                         200,000                     *
5730 Saloma Ave.
Van Nuys, CA  91411

Rick N. Newton  (1)                            200,000                     *
333 South Allison Parkway, Suite 100
Lakewood, CO  80226

All executive officers and                  62,237,530                   65.0%
directors as a group  (2)
(4 persons)
--------------------------
(*)  Less than one percent.

(1)  Executive officer or director.

(2) Dr. Jones and Mr. Grace are wife and husband. Each disclaims beneficial ownership of shares owed individually by the other. They have no joint ownership of any shares.

(3) Includes 15,260,851 shares owned by the following entities that are 100% owned and controlled by Dr. Jones: Family Jewels II Limited Partnership, Jones Family Limited Partnership II, The Chartwell Group, Inc., and East West Trust. Also includes 19,246,790 shares that may be acquired through the exercise of options or the conversion of Series A Preferred Stock or Series B Preferred Stock. Includes 7,280,689 shares owned directly and 5,000,000 shares available from the exercise of options by Mr. John J. Grace, Dr. Jones' husband. Also includes 8,001,000 shares in her children's trusts listed above in the table. Dr. Jones owns 6,788,200 shares directly.

(4) Includes 5,000,000 shares that may be acquired through the exercise of options. Includes 6,788,200 shares owned directly by Dr. Janice A. Jones, Mr. Graces' wife. Also includes 15,260,851 shares owned by entities that are 100% owned and controlled by Dr. Jones and 19,246,790 shares that may be acquired by Dr. Jones through the exercise of options or the conversion of Series A Preferred Stock or Series B Preferred Stock. Also includes 8,001,000 shares in her children's trusts listed above in the table. Mr. Grace owns 7,280,689 shares directly.

(5) Trusts for the benefit of the children of Dr. Jones. Dr. Jones, our CEO and director is a trustee as to 480,000 shares in each of the trusts and therefor controls the voting disposition of those shares owned by these trusts. Dr. Jones and Mr. Grace disclaim beneficial ownership of these shares.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                    Dr. Janice Jones, Chairperson of the Board
                                            and Chief Executive Officer

Lakewood, Colorado
December __, 2002

                                   EXHIBIT "A"

DEAN HELLER                       CERTIFICATE OF       Office Use Only:
Secretary of State                  AMENDMENT
                          (PURSUANT TO NRS 78.385 and
202 North Carson Street              78.390)
Carson City, Nevada 89701-4201
(775) 684 5708

     Important:  Read attached instructions before completing
--------------------------------------------------------------------------------

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: Chartwell International, Inc.


2. The articles have been amended as follows (provide article numbers, if available):

     Upon filing of this Certificate of Amendment, each ten (10) outstanding shares of the Corporation's Common Stock shall be combined and consolidated into one (1) Common Share, such that the number of issued and outstanding Common Shares shall be reduced from 71,439,179 to 7,143,918 shares.

     ARTICLE IV, STOCK, is hereby deleted in its entirety and the ARTICLE IV, STOCK, annexed hereto as Exhibit 1 is substituted in its place and stead.



3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 37,590,740 .

4. Officer Signature (Required):

--------------------------------------      ------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                    EXHIBIT 1

                                   ARTICLE IV
                                      STOCK


     The total number of shares of all classes which the Corporation shall have the authority to issue is 75,000,000 shares, of which 50,000,000 shall be Common Shares, par value $.001 per share, and 25,000,000 shall be Preferred Shares, consisting of 22,500,000 shares of Preferred Stock, no par value per share; 2,000,000 Series A Preferred Stock, $.001 par value per share; 150,000 Series B Preferred Stock, $10.00 par value per share; and 300,000 Series C Preferred Stock, $10.00 par value per share, having the designation, preferences, limitations and relative rights of the shares of each class or series thereof as follows:

A. Common Shares.

     1. The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

     2. The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

B. Preferred Shares.

     The Corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

     1. The number of shares to constitute such series, and the distinctive designations thereof;

     2. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

     3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

     4. The amount payable upon shares in event of involuntary liquidation;

     5. The amount payable upon shares in event of voluntary liquidation; 6. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

     7. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

     8. Voting powers, if any; and

     9. Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

     The Board of Directors is also vested with the authority to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

     The designation, preferences, limitations and relative rights of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are as follows:

     Series A Preferred Stock
     ------------------------

     (a)  Dividends
          ---------

          The holders of outstanding Series A Preferred Shares shall be entitled to receive, out of the funds at the time legally available therefor, noncumulative dividends in the total amount of $0.30 per share, before any dividend is paid on Common Shares. No right shall accrue to holders of Series A Preferred Shares by reason of the fact that dividends on said shares are not declared, nor shall any undeclared or unpaid dividend bear or accrue interest. Such noncumulative dividend shall be payable as determined by the Board of Directors when and as declared by the Board of Directors. After noncumulative dividends on the Series A Preferred Shares in the total amount of $0.30 per share shall have been declared and paid or set apart, then, if the Board of Directors shall elect to declare and pay additional dividends out of funds legally available therefor, such additional dividends shall be declared and paid in equal amounts per share to the holders of Preferred Shares and to the holders of Common Shares.

     (b)  Preference on Liquidation
          -------------------------

          (1) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series A Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation's Common Shares or junior stock, an amount equal to thirty cents ($0.30) per share less an amount equal to the dividends, if any, paid thereon pursuant to subdivision (a) above. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of the Series A
               Preferred Shares an amount equal to thirty cents ($0.30) per share, less an amount equal to the dividends, if any, declared thereon, the holders of the Series A Preferred Shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. After the holders of Series A Preferred Shares have received an amount equal to thirty cents ($0.30) per share less an amount equal to the dividends, if any, declared thereon, the assets then remaining shall be distributed equally per share to the holders of Preferred Shares and to the holders of Common Shares.

          (2) A reorganization, consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this subdivision (b) and, in the event of any such reorganization, consolidation, merger or sale of assets, the Series A Preferred Shares shall be entitled only to the rights provided in the plan of reorganization.

     (c)  Voting Rights
          -------------

          The holders of the Preferred Shares and the holders of the Common Shares issued and outstanding shall have and possess equal rights to notice of shareholders' meetings, and identical voting rights and powers to vote upon the election of directors or upon any other matter.

     (d)  Conversion of Series A Preferred Stock Into Common Stock
          --------------------------------------------------------

          (1) Subject to the provisions of this subdivision (d), the holder of record of any share or shares of Series A Preferred Stock shall have the right, at his option, at any time commencing after the date of issuance of said shares, to convert ten (10) shares of Series A Preferred Stock into one fully paid and nonassessable share of Common Stock of the Company.

          (2) Any holder of a share or shares of Series A Preferred Stock desiring to convert such Series A Preferred Stock into Common Stock shall surrender the certificate or certificates representing the share or shares of Series A Preferred Stock so to be converted, duly endorsed to the Company, or in blank, at the principal office of the Company, and shall give written notice to the Company at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

          (3) Conversion of Series A Preferred Stock shall be subject to the following additional terms and provisions:

               (A) As promptly as practicable after the surrender for conversion of any Series A Preferred Stock, the Company shall deliver or cause to be delivered at the principal office of the Company (or such other place as may be designated by the Company), to or upon the written order of the holder of such Series A Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series A Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series A Preferred Stock for conversion, as provided above, and the rights of the holders of such Series A Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

               (B) In the event that the Company shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased in the
                    case  of   subdivision   or  decreased  in  the  case  of  a
                    combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

               (C) In the event that the Company shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series A Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series A Preferred Stock, but at the conversion ratio stated in this subdivision (d), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

               (D) In the event that the Company shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

               (E) Such adjustments shall be made successively if more than one event listed in subdivisions (d)(3)(B), (C) and (D) hereof shall occur.

               (F) No adjustment of the conversion ratio shall be made by reason of

                    (i) the purchase, acquisition, redemption or retirement by the Company of any shares of the Common Stock or any other class of the capital stock of the Company, except as provided in subdivision (d)(3)(B); or

                    (ii) the  issuance,  other than as provided in  subdivisions
                         (d)(3)(B) and (D), of any shares of Common Stock of the Company, or of any securities convertible into shares of Common Stock or other securities of the Company, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Company, or of any other securities of the Company, provided that in the event the Company offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Articles of
                         Incorporation of the Company, or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Company, at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series A Preferred Stock then of record; or

                    (iii)any offer by the Company to redeem or acquire shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Company of the transactions contemplated by such offer, provided that at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series A Preferred Stock then of record.

               (G) The Company shall at all times reserve and keep available solely for the purpose of issue upon conversion of Series A Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding Series A Preferred Stock.

          (4) The issuance of certificates for shares of Common Stock upon conversion of the Series A Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series A Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Company that such tax has been paid or is not due and payable.

     Series B Preferred Stock
     ------------------------

     (a)  Stated Value
          ------------

          The stated value of the Series B Preferred Stock shall be $10.00 per share.

     (b)  Dividends
          ---------

          Before any dividend is paid on Common Shares, the holders of outstanding Series B Preferred Shares shall be entitled to receive, out of the funds at the time legally available therefor, noncumulative dividends in the amount of 0% of the stated value in year one, 2% at the end of year two of date of issuance, 3% at the end of year three , 4% at the end of the year four, 5% at end of year five, and 6% at end of the year six and each year thereafter as long as said shares are outstanding. No right shall accrue to holders of Series B Preferred Shares by reason of the fact that dividends on said shares are not paid, nor shall any unpaid dividend bear or accrue interest. Such noncumulative dividend shall be payable as determined by the Board of Directors when and as declared by the Board of Directors.

     (c)  Preference on Liquidation
          -------------------------

          (1) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series B Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation's Common Shares or junior stock, an amount equal to Ten Dollars ($10.00) per share less an amount equal to the dividends, if any, paid thereon pursuant to subdivision (b) above. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of the Series B
               Preferred Shares an amount equal to Ten Dollars ($10.00) per share, less an amount equal to the dividends, if any, declared thereon, the holders of the Series B Preferred Shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. After the holders of Series B Preferred Shares have received an amount equal to Ten Dollars ($10.00) per share less an amount equal to the dividends, if any, declared thereon, the assets then remaining shall be distributed equally per share to the holders of Series A and C Preferred Shares, and then any remaining assets to the holders of Common Shares.

          (2) A reorganization, consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this subdivision (c) and, in the event of any such reorganization, consolidation, merger or sale of assets, the Series B Preferred Shares shall be entitled only to the rights provided in the plan of reorganization.

     (d)  Voting Rights
          -------------

          The holders of the Preferred Shares and the holders of the Common Shares issued and outstanding shall have and possess equal rights to notice of shareholders' meetings, and identical voting rights and powers to vote upon the election of directors or upon any other matter.

     (e)  Conversion of Series B Preferred Stock Into Common Stock

          (1) Subject to the provisions of this subdivision (e), the holder of record of any share or shares of Series B Preferred Stock shall have the right, at his option, at any time commencing after the date of issuance of said shares, to convert each said share of Series B Preferred Stock into two fully paid and nonassessable shares of Common Stock of the Company.

          (2) Any holder of a share or shares of Series B Preferred Stock desiring to convert such Series B Preferred Stock into Common Stock shall surrender the certificate or certificates representing the share or shares of Series B Preferred Stock so to be converted, duly endorsed to the Company, or in blank, at the principal office of the Company, and shall give written notice to the Company at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

          (3) Conversion of Series B Preferred Stock shall be subject to the following additional terms and provisions:

               (A) As promptly as practicable after the surrender for conversion of any Series B Preferred Stock, the Company shall deliver or cause to be delivered at the principal office of the Company (or such other place as may be designated by the Company), to or upon the written order of the holder of such Series B Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series B Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series B Preferred Stock for conversion, as provided above, and the rights of the holders of such Series B Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

               (B) In the event that the Company shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be proportionately increased in the case of subdivision or decreased in the case of a combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

               (C) In the event that the Company shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series B Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series B Preferred Stock, but at the conversion ratio stated in this subdivision (e), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

               (D) In the event that the Company shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

               (E) Such adjustments shall be made successively if more than one event listed in subdivisions (e)(3)(B), (C) and (D) hereof shall occur.

               (F) No adjustment of the conversion ratio shall be made by reason of

                    (i) the purchase, acquisition, redemption or retirement by the Company of any shares of the Common Stock or any other class of the capital stock of the Company, except as provided in subdivision (e)(3)(B); or

                    (ii) the  issuance,  other than as provided in  subdivisions
                         (e)(3)(B) and (D), of any shares of Common Stock of the Company, or of any securities convertible into shares of Common Stock or other securities of the Company, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Company, or of any other securities of the Company, provided that in the event the Company offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Articles of
                         Incorporation of the Company, or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Company, at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series B Preferred Stock then of record; or

                    (iii)any offer by the Company to redeem or acquire shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Company of the transactions contemplated by such offer, provided that at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series B Preferred Stock then of record.

               (G) The Company shall at all times reserve and keep available solely for the purpose of issue upon conversion of Series B Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding Series B Preferred Stock.

          (4) The issuance of certificates for shares of Common Stock upon conversion of the Series B Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series B Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Company that such tax has been paid or is not due and payable.

     (f)  Call Provisions
          ---------------

          Said Series B Preferred Stock is callable by the Corporation at 110% of stated value with fifteen (15) days written notice to the holders of the Series B Preferred Stock. Upon notice of such call, the holders of the Series B Preferred Stock shall have the right to convert their shares of Series B Preferred Stock as provided in subdivision (e) hereof.

     Series C Preferred Stock
     ------------------------

     (a)  Stated Value
          ------------

          The stated value of the Series C Preferred Stock shall be $10.00 per share.

     (b)  Dividends
          ---------

          The holders of outstanding Series C Preferred Stock shall be entitled to receive out of the funds at the time legally available therefor noncumulative dividends, pari passu with all other series or shares of preferred stock, before any dividend is paid on Common Shares. No right shall accrue to holders of Series C Preferred Stock by reason of the fact that dividends on said shares are not declared, nor shall any undeclared or unpaid dividend bear or accrue interest. Such noncumulative dividends shall be payable as determined by the Board of Directors when and as declared by the Board of Directors. After noncumulative dividends on the Series C Preferred Stock shall have been declared and paid or set apart, then, if the Board of Directors shall elect to declare and pay additional dividends out of funds legally available therefor, such additional dividends shall be declared and paid in equal amounts per share to the holders of Common Shares.

     (c)  Preference on Liquidation
          -------------------------

          (1) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders pari passu with all other series or shares of preferred stock, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation's Common Shares or junior stock, an amount equal to Ten Dollars ($10.00) per share. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for the distribution to its shareholders shall be insufficient to pay the holders of the Series C Preferred Stock an amount equal to Ten Dollars ($10.00) per share, the holders of the Series C Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. After the holders of Series C Preferred Stock have received an amount equal to Ten Dollars ($10.00) per share the assets then remaining shall be distributed equally per share to the holders of Common Shares and junior stock.

          (2) A reorganization, consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation,

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

               dissolution or winding up of the Corporation as those terms are used in this subdivision (c) and, in the event of any such reorganization, consolidation, merger or sale of assets, the Series C Preferred Stock shall be entitled only to the rights provided in the plan of reorganization.

     (d)  Voting Rights
          -------------

          The holders of the Preferred Shares and the holders of the Common Shares issued and outstanding shall have and possess equal rights to notice of shareholders' meetings, and identical voting rights and powers to vote upon the election of directors or upon any other matter.

     (e)  Conversion of Series C Preferred Stock Into Common Stock
          --------------------------------------------------------

          (1) Subject to the provisions of this subdivision (e), the holder of record of any share or shares of Series C Preferred Stock shall have the right, at his option, at any time commencing eighteen
               (18) months after the date of issuance of said shares to convert each said share of Series C Preferred Stock into one fully paid and nonassessable shares of Common Stock of the Company.

          (2) Any holder of a share or shares of Series C Preferred Stock desiring to convert such Series C Preferred Stock into Common Stock shall surrender the certificate or certificates representing the share or shares of Series C Preferred Stock so to be converted, duly endorsed to the Company, or in blank, at the principal office of the Company, and shall give written notice to the Company at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

          (3) Conversion of Series C Preferred Stock shall be subject to the following additional terms and provisions:

               (A) As promptly as practicable after the surrender for conversion of any Series C Preferred Stock, the Company shall deliver or cause to be delivered at the principal office of the Company (or such other place as may be designated by the Company), to or upon the written order of the holder of such Series C Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series C Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series C Preferred Stock for conversion, as provided above, and the rights of the holders of such Series C Preferred Stock shall cease at such time, and the person or persons in whose name or names the

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

                    certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

               (B) In the event that the Company shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be proportionately increased in the
                    case  of   subdivision   or  decreased  in  the  case  of  a
                    combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

               (C) In the event that the Company shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Series C Preferred Stock may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series C Stock, but at the conversion ratio stated in this subdivision (e), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Company.

               (D) In the event that the Company shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

               (E) Such adjustments shall be made successively if more than one event listed in subdivisions (e)(3)(B), (C) and (D) hereof shall occur.

               (F) No adjustment of the conversion ratio shall be made by reason of

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


                    (i) the purchase, acquisition, redemption or retirement by the Company of any shares of the Common Stock or any other class of the capital stock of the Company, except as provided in subdivision (e)(3)(B); or

                    (ii) the  issuance,  other than as provided in  subdivisions
                         (e)(3)(B) and (D), of any shares of Common Stock of the Company, or of any securities convertible into shares of Common Stock or other securities of the Company, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Company, or of any other securities of the Company, provided that in the event the Company offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Articles of
                         Incorporation of the Company, or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Company, at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series C Preferred Stock then of record; or

                    (iii)any offer by the  Company to redeem or  acquire  shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Company of the transactions contemplated by such offer, provided that at least 20 days prior to the expiration of any such offer the Company shall mail written notice of such offer to the holders of the Series C Preferred Stock then of record.

               (G) The Company shall at all times reserve and keep available solely for the purpose of issue upon conversion of Series C Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding Series C Preferred Stock.

          (4) The issuance of certificates for shares of Common Stock upon conversion of the Series C Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series C Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of

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

               any transfer involved in such issuance, or shall establish to the satisfaction of the Company that such tax has been paid or is not due and payable.

     No holder of shares of the Corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the Corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares whether now or hereafter authorized. All shares are to be non-assessable.



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